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                                                                    EXHIBIT 10.9

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

          This Assignment and Assumption Agreement (this "Agreement") is made to be effective June 1, 2000, by and among Crosby Capital, LLC, a Texas limited liability company ("Partnership Holder") and Aviva Overseas, Inc., a Delaware corporation ("Aviva Overseas").

                                 R E C I T A L

          WHEREAS, pursuant to Section 2.01 of that certain Loan, Settlement and Acquisition Agreement dated as of May 31, 2000 (the "Purchase Agreement"), by and among Partnership Holder, and Aviva Petroleum, Inc., a Texas corporation ("Parent"), Aviva America, Inc., a Delaware corporation ("Aviva America"), Aviva Operating, Inc., a Delaware corporation ("Aviva Operating"), Aviva Overseas, Neo Energy Inc., a Texas corporation ("Neo"), Garnet Resources Corp., a Delaware corporation ("Garnet"), Argosy Energy, Inc., a Delaware corporation ("Argosy Energy"), and Argosy Energy International, a Utah limited partnership ("Argosy International"), Neo, Garnet, and Argosy Energy (collectively, the "Aviva Partnership Holders") agreed to convey to Partnership Holder all of their right, title, and interest in and to their Partnership Interests in Argosy International; and

          WHEREAS, the Aviva Partnership Holders have conveyed to Partnership Holder by that certain Assignment and Assumption Agreement of even date herewith by and between the Aviva Partnership Holders and Partnership Holder all of their right, title and interest in and to their Partnership Interests in Argosy International; and

          WHEREAS, pursuant to Section 4.02 of the Purchase Agreement, Partnership Holder has agreed to sell, grant, convey, transfer, assign and deliver to Aviva Overseas all right, title and interest of Partnership Holder to 22.1196% of the Partnership Interests in Argosy International.

                               A G R E E M E N T

          NOW, THEREFORE, in consideration of the promises herein and in the Purchase Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership Holder and Aviva Overseas hereby agree as follows:

          1.   Transfer of Partnership Interest. Partnership Holder hereby
               --------------------------------
conveys, transfers, assigns, grants, sells and delivers, to Aviva Overseas, and Aviva Overseas acquires, accepts and purchases, all of Partnership Holder's right, title and interest in 22.1196% of the Partnership Interests.

          2.   Assumption. Aviva Overseas hereby assumes and accepts the
               ----------
Partnership Interests.

          3.   Effective Date. The transfer of Partnership Interest contemplated
               --------------
herein, and the assignment and assumption thereof, shall be effective as of June 1, 2000.

          4.   Further Assurances. Partnership Holder shall execute and deliver
               ------------------
to Aviva Overseas such further documents and instruments, and take such other action, that may be
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reasonably requested by Aviva Overseas to evidence this conveyance, transfer and assignment of 22.1196% of the Partnership Interests.

          5.   Definitions. All capitalized terms not otherwise defined herein
               -----------
shall have the meaning ascribed to them in the Purchase Agreement.

          6.   Inurement. The conveyance, assignment and transfer herein shall
               ---------
be effective as of the date hereof, and shall inure to the benefit of and be binding upon the parties hereto and their successors or permitted assigns. However, nothing in this Agreement, express or implied, shall give any other person any benefit or any legal or equitable right or remedy with respect hereto.

          7.   Conveyance Subject to the Purchase Agreement. This conveyance is
               --------------------------------------------
made pursuant to the Purchase Agreement and is subject to the terms thereof.

          8.   Counterparts. This Agreement may be separately executed in
               ------------
counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement. Such execution and delivery may be accomplished by facsimile transmission.

          9.   Governing Law. This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Texas, without regard to principles of conflicts of law thereof.





                           [SIGNATURES ON NEXT PAGE]

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          IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed as of the day and year first written above.



                                                  AVIVA OVERSEAS, INC.



                                                  By: /s/ R. Suttill
                                                      --------------
                                                      President

                                                  CROSBY CAPITAL, LLC

                                                  By: /s/ Jay A. Chaffee
                                                      ------------------
                                                  Jay A. Chaffee
                                                  President

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